UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 16, 2018, Alphatec Holdings, Inc. (the “Company”) entered into an Amended and Restated Registration Rights Agreement (the “Amended Registration Agreement”) amending the Registration Rights Agreement entered into by the Company on March 8, 2018 (the “Original Registration Agreement”) to permit the Company to file the Registration Statement contemplated by the Original Registration Agreement on or before April 16, 2018 and to add to the registrable securities thereunder 1,800,000 shares of common stock issuable by the Company upon exercise of a warrant to purchase common stock issued by the Company pursuant to a Warrant Exercise Agreement entered into by the Company on March 8, 2018.

The foregoing description of the Amended Registration Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended Registration Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K/A.

Item 2.01.	Completion of Acquisition or Disposal of Assets

On March 12, 2018, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”), to report the completion on March 8, 2018 of its acquisition of SafeOp Surgical, Inc. (“SafeOp”) pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2018, among the Company, Safari Merger Sub, Inc., SafeOp, certain key stockholders of SafeOp and a stockholder representative.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K relating to the Company’s acquisition of SafeOp.

Item 9.01.	Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

The audited financial statements of SafeOp Surgical, Inc., for the years ended December 31, 2016 and 2017 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2017 are filed as Exhibit 99.2 and are incorporated herein by reference.

(d)    Exhibits.

4.1	Amended and Restated Registration Rights Agreement

99.1	Audited financial statements of SafeOp Surgical, Inc., for the years ended December 31, 2016 and 2017

99.2	Unaudited pro forma condensed combined financial statements of Alphatec Holdings, Inc. as of December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2018	ALPHATEC HOLDINGS, INC.

	By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Its:	Chief Financial Officer